Exhibit 10.1

                             USA TECHNOLOGIES, INC.

                         2004-B STOCK COMPENSATION PLAN

      1. PURPOSE. The purpose of the USA Technologies, Inc. 2004-B Stock Compensation Plan is to provide an incentive to Employees, Consultants and Directors of the Company who are in a position to contribute materially to the long-term success of the Company, to increase their interest in the Company's welfare, and to aid in gaining the services of Employees, Consultants and Directors of outstanding ability who will contribute to the Company's success.

      2. DEFINITIONS.

            2.1 "AWARD" means an award of Stock under the Plan.

            2.2 "BOARD" means the Board of Directors of USA Technologies, Inc.

            2.3 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include any successor to such section.

            2.4 "COMMITTEE" means the committee designated by the Board to administer the Plan under Section 4.

            2.5 "COMMON STOCK" means USA common stock, no par value per share, or such other class or kind of shares of capital stock or other securities as may result from the application of Section 8 hereof.

            2.6 "COMPANY" means USA and any successor thereof.

            2.7 "CONSULTANT" means a consultant retained to provide bona fide services to, and who is not an employee of USA.

            2.8 "DIRECTOR" means each director of USA who is not an employee of USA.

            2.9 "EMPLOYEE" means an officer or employee of the Company including a director who is such an employee.

            2.10 "FAIR MARKET VALUE" means, on any given date, the mean between the high and low prices of actual sales of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date, or, if the Common Stock was not so listed, the average closing bid price of the stock for each of the five trading days prior to such date.
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            2.11 "HOLDER"  means an Employee,  Director or Consultant to whom an
Award is made.

            2.12 "USA" means USA Technologies, Inc., a Pennsylvania corporation and any successor thereto.

            2.13 "1933 ACT" means the Securities Act of 1933, as amended.

            2.14 "PLAN" means the USA 2004-B Stock Compensation Plan herein set forth, as amended from time to time.

            2.15  "STOCK"  means  Common Stock  awarded by the  Committee  under
Section 6 of the Plan.

            2.16  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

      3. ELIGIBILITY. Any Employee, Eligible Director and Eligible Consultant is eligible to receive an Award.

      4. ADMINISTRATION OF PLAN.

            4.1 The Plan shall be administered and interpreted by the Committee, which shall have full authority to act in selecting Employees, Directors and Consultants to whom Awards will be made, in determining the type and amount of Awards to be granted to each such Holder, the terms and conditions of Awards and the terms of agreements which will be entered into with Holders in connection with Awards. The Committee shall be appointed by the Board and shall have at least one member and shall act unanimously in all matters.

            4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what extent and under what circumstances an Award is made.

            4.3 The  Committee  shall  have the power to adopt  regulations  for carrying out the Plan and to make such changes in such regulations as it shall from time to time deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend any existing Award in order to carry out the purposes of the Plan so long as such amendment does not deprive the Holder of any benefit granted by the Award and so long as the amended Award comports with the terms of the Plan. Amendments adverse to the interests of the Holder must be approved by the Holder. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Plan participants.
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      5. SHARES OF STOCK SUBJECT TO THE PLAN.

            5.1 Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Awards under the Plan shall be 500,000 shares.

            5.2 Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

      6. STOCK.

            An Award of Stock is a grant by the Company of a specified number of shares of Common Stock to the Holder, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

            6.1 Stock may be evidenced by Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

            6.2 Upon determination of the number of shares of Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner.

            6.3 The Committee may condition the grant of an Award of Stock upon the Holder's achievement of one or more performance goal(s) specified in the Stock agreement. If the Holder fails to achieve the specified performance goal(s), the Committee shall not grant the Stock to the Holder, or the Holder shall forfeit the Award of Stock and the Common Stock shall be forfeited to the Company.
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            6.4 The Stock  agreement  if any,  shall  specify  the  performance, employment or other conditions (including termination of employment on account of death, disability, retirement or other cause) under which the Stock may be forfeited to the Company.

      7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of USA affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan as it determines appropriate. No fractional shares of stock shall be issued pursuant to such an adjustment, but an amount equivalent to the portion of Fair Market Value attributable to any such fractional shares shall, where appropriate, be paid in cash to the Holder.

      8. TERMINATION AND AMENDMENT. The Plan shall remain in full force and effect until terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time.

      9. FORM S-8. Promptly upon the approval of this Plan by the Board of Directors of USA, the Company shall, at its cost and expense, register all of the Stock under the 1933 Act pursuant to Form S-8. Notwithstanding anything else set forth herein, an Award shall not be made to any Director, Consultant or Employee unless such person in eligible to receive Stock which has been registered under a Form S-8. In this regard, any Stock issuable to a Consultant or Director shall be issued to an individual who provided bona fide services to USA and such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for USA's securities. In connection with the issuance of any Stock pursuant to the Plan, USA shall at its expense, use its best efforts to have any such Stock exempted from the registration requirements under applicable state securities laws.
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      10. GENERAL PROVISIONS.

            10.1 The Plan shall become effective upon its approval by the Board.

            10.2 Nothing contained in the Plan, or an Award granted pursuant to the Plan, shall confer upon an Employee any right with respect to continuance of employment by the Company or upon any Director or Consultant any right with respect to continuance of Board service or the consulting arrangement (as the case may be), nor interfere in any way with the right of the Company to terminate such relationships at any time.

            10.3 For purposes of this Plan, transfer of employment between USA and any Subsidiary shall not be deemed termination of employment.

            10.4 Holders shall be responsible to make appropriate  provision for all taxes required to be withheld in connection with any Award. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. Agreements evidencing Awards shall contain appropriate provisions to effect withholding. The Plan is not qualified under Section 401(a) of the Internal Revenue Code.

            10.5 To the extent that federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the Commonwealth of Pennsylvania and construed accordingly.

            10.6 Additional information may be obtained about the Plan and the Plan administrators by writing the Company at 100 Deerfield Lane, Suite 140, Malvern, PA 19355, Attn: Stephen P. Herbert, or by calling 610-989-0340.

Dated: November 1, 2004